UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 15, 2011

GOOGLE INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50726	77-0493581
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Amphitheatre Parkway

Mountain View, CA 94043

(Address of principal executive offices, including zip code)

(650) 253-0000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 15, 2011, Google Inc., a Delaware corporation (“Google”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Motorola Mobility Holdings, Inc., a Delaware corporation (“Motorola”), and RB98 Inc., a Delaware corporation and a wholly owned subsidiary of Google (“Merger Sub”). The boards of directors of Google and Motorola unanimously approved the Merger Agreement.

The Merger Agreement provides for the merger of Merger Sub with and into Motorola (the “Merger”), with Motorola surviving the Merger as a wholly owned subsidiary of Google. In the Merger, each outstanding share of common stock, par value $0.01 per share, of Motorola, other than any dissenting shares, shares held by Google, Merger Sub, Motorola or any of their respective subsidiaries and treasury shares, will be cancelled and converted into the right to receive $40.00 in cash, without interest.

The closing of the Merger is subject to customary closing conditions, including adoption of the Merger Agreement by Motorola’s stockholders and regulatory approvals. Closing is not subject to any financing condition or a vote of Google’s stockholders.

Under the Merger Agreement, Motorola may not solicit competing proposals or, subject to exceptions that permit its board of directors to take actions required by their fiduciary duties, participate in any discussions or negotiations regarding alternative business combination transactions.

Motorola may terminate the Merger Agreement under certain specified circumstances, including if its board of directors determines in good faith that it has received a superior proposal (as defined in the Merger Agreement), and otherwise complies with certain terms of the Merger Agreement. In connection with a termination to accept a superior proposal, Google will be entitled to a fee of $375 million. The $375 million fee is also payable to Google in other limited circumstances involving a competing proposal and termination of the Merger Agreement.

Under certain other circumstances principally related to a failure to obtain required antitrust clearances prior to the outside date (as defined in, and subject to extensions pursuant to, the Merger Agreement) and subject to certain other conditions, the Merger Agreement provides for Google to pay to Motorola a fee of $2.5 billion upon termination of the Merger Agreement.

The Merger Agreement contains customary representations, warranties and covenants by Google, Merger Sub, and Motorola, including covenants regarding operation of the business of Motorola and its subsidiaries prior to the closing.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby do not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement filed herewith as Exhibit 2.1, which is incorporated herein by reference.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Google, Merger Sub or Motorola or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by Google and Merger Sub, on the one hand, and by Motorola, on the other hand, made solely for the benefit of the other. The assertions embodied in those representations and warranties are qualified by information in a confidential disclosure letter delivered in connection with the signing of the Merger Agreement. The disclosure letter contains information that has been included in Motorola’s general prior public disclosures, as well as potential additional non-public information. The disclosure letter contains information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to shareholders, or may have been used for the purpose of allocating risk between Google and Merger Sub, on the one hand, and Motorola, on the other hand. Accordingly, the representations and warranties in the Merger Agreement should not be relied on by any persons as characterizations of the actual state of facts about Google, Merger Sub or Motorola at the time they were made or otherwise. In addition, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Google’s public disclosures.

Forward-Looking Statements

The foregoing description of the Merger Agreement and the transactions contemplated thereby includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally can be identified by phrases such as Google or management “believes,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. Similarly, statements herein that describe the proposed transaction, including its financial impact, and other statements of management’s beliefs, intentions or goals also are forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined companies or the price of Google or Motorola stock. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to the ability of the parties to consummate the proposed merger and the satisfaction of the conditions precedent to consummation of the proposed merger, including the ability to secure regulatory approvals at all or in a timely manner; the ability of Google to successfully integrate Motorola’s operations, product lines and technology; the ability of Google to implement its plans, forecasts and other expectations with respect to Motorola’s business after the completion of the proposed transaction and realize additional opportunities for growth and innovation; and the other risks and important factors contained and identified in Google’s filings with the Securities and Exchange Commission, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K, any of which could cause actual results to differ materially from the forward-looking statements. The forward-looking statements included herein are made only as of the date hereof. Google undertakes no obligation to update the forward-looking statements to reflect subsequent events or circumstances.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, by and among Google Inc., RB98 Inc., and Motorola Mobility Holdings, Inc., dated as of August 15, 2011 (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K of Motorola Mobility Holdings, Inc. (File No. 001-34805) filed with the Securities and Exchange Commission on August 18, 2011)

Pursuant to Item 601(b)(2) of Regulation S-K, the registrant hereby agrees to supplementally furnish to the Securities and Exchange Commission upon request any omitted schedule or exhibit to the Merger Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOGLE INC.

Date: August 18, 2011	/s/ DONALD S. HARRISON
Donald S. Harrison Vice President and Deputy General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Agreement and Plan of Merger, by and among Google Inc., RB98 Inc., and Motorola Mobility Holdings, Inc., dated as of August 15, 2011 (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K of Motorola Mobility Holdings, Inc. (File No. 001-34805) filed with the Securities and Exchange Commission on August 18, 2011)

Pursuant to Item 601(b)(2) of Regulation S-K, the registrant hereby agrees to supplementally furnish to the Securities and Exchange Commission upon request any omitted schedule or exhibit to the Merger Agreement.